UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2022 (February 4, 2022)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way
Conroe, Texas 77301
(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On February 4, 2022, Simmons First National Corporation (“Simmons”) and Spirit of Texas Bancshares, Inc. (the “Company”) received from the Federal Reserve Bank of St. Louis (the “Federal Reserve”) its approval of the application by Simmons Bank, the wholly-owned subsidiary of Simmons, for the proposed acquisition of Spirit of Texas Bank SSB, the wholly-owned subsidiary of the Company. The Federal Reserve also accepted Simmons’ waiver request with respect to Simmons’ application for the proposed acquisition of the Company. The proposed transaction between Simmons and the Company (the “Transaction”) is expected to close in the second quarter of 2022, subject to the satisfaction of customary closing conditions, including, among others, approval of the Company’s shareholders, as well as approval by the Arkansas State Bank Department.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “target,” “plan,” positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to the impact the Company and Simmons expect the Transaction to have on the combined entities’ operations, financial condition and financial results, and the Company’s and Simmons’ expectations about their ability to obtain regulatory approvals and the Company’s shareholder approval, their ability to successfully integrate the combined businesses and the amount of cost savings and other benefits the Company and Simmons expect to realize as a result of the Transaction. The forward-looking statements may also include, without limitation, those relating to the Company’s and Simmons’ predictions or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for future growth, revenue, expenses, assets, capital levels, liquidity levels, asset quality, profitability, earnings, accretion, customer service, investment in digital channels, or other future financial or business performance, strategies or expectations, the impacts of the COVID-19 pandemic and the ability of the Company and Simmons to manage the impacts of the COVID-19 pandemic, capital resources, market risk, plans for investments in securities, effect of future litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

These forward-looking statements involve risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation: changes in the Company’s and Simmons’ operating, acquisition, or expansion strategy; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies, as well as legislative and regulatory changes, including in response to the COVID-19 pandemic; changes in interest rates; possible adverse rulings, judgements, settlements, and other outcomes of pending or future litigation; the ability to obtain regulatory approvals and meet other closing conditions to the Transaction; delay in closing the Transaction; difficulties and delays in integrating the Spirit business or fully realizing cost savings and other benefits of the Transaction; changes in Simmons’ share price before closing; the outcome of any legal proceedings that may be instituted against the Company or Simmons as a result of the Transaction or otherwise; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the Agreement; business disruption following the Transaction; the reaction to the Transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on the Company, Simmons and the Transaction; and other relevant risk factors, which may be detailed from time to time in the Company’s and Simmons’ press releases and filings with the SEC. Many of these factors are beyond the Company’s and Simmons’ ability to predict or control, and actual results could differ materially from those in the forward-looking statements due to these factors and others. In addition, as a result of these and other factors, the Company’s and Simmons’ past financial performance should not be relied upon as an indication of future performance.

The Company and Simmons believe the assumptions and expectations that underlie or are reflected in any forward-looking statements, expressed or implied, in this Current Report on Form 8-K are reasonable, based on information available to the Company and Simmons on the date of this Current Report on Form 8-K. However, given the described uncertainties and risks, the Company and Simmons cannot guarantee its future performance or results of operations or whether the Company’s and Simmons’ future performance will differ materially from the performance reflected in or implied by its forward-looking statements, and you should not place undue reliance on these forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and neither the Company nor Simmons undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Transaction, Simmons has filed with the SEC a Registration Statement on Form S-4 to register the shares of Simmons common stock that will be issued to Spirit shareholders in the Transaction. The Registration Statement includes a proxy statement of Spirit and a prospectus of Simmons (the “Proxy Statement/Prospectus”), and Simmons and/or Spirit may file with the SEC other relevant documents concerning the Transaction. The definitive Proxy Statement/Prospectus was mailed to shareholders of Spirit on or about January 21, 2022. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND/OR SIMMONS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Simmons and Spirit, may be obtained at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, from Simmons at www.simmonsbank.com under the heading “Investor Relations” or from Spirit at www.sotb.com under the “Investor Relations” link. Copies of the Proxy Statement/Prospectus can also be obtained free of charge, by directing a request to Spirit at Spirit of Texas Bancshares, Inc., 1836 Spirit of Texas Way, Conroe, Texas 77301, Attention: Corporate Secretary, Email: jgoleman@sotb.com, Telephone: (936) 521-1836 or by directing a request to Simmons at Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: Ed Bilek, Director of Investor Relations, Email: ed.bilek@simmonsbank.com or ir@simmonsbank.com, Telephone: (870) 541-1000.

Participants in the Solicitation

The Company, Simmons, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Transaction. Information about the Company’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021. Information about Simmons’ directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15, 2021. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus regarding the proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2022	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Allison Johnson
	Name:	Allison Johnson
	Title:	Executive Vice President and Chief Financial Officer